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                                  Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Lars Nyberg, Chairman of the Board and Chief Executive Officer of NCR Corporation, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of NCR Corporation, and, except as corrected or supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with NCR Corporation's Audit and Finance Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . Annual Report on Form 10-K for the period ended December 31, 2001 of
            NCR Corporation;
          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of NCR Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
          . any amendments to any of the foregoing.


                            Subscribed and sworn to before me this 13/th/ day of
                                                                  --------
                            August 2002.
                            ------

 /s/ Lars Nyberg
----------------
Lars Nyberg
August 13, 2002                              /s/ Patricia E. Marconi
                                          --------------------------
                                          Notary Public
                                          My Commission Expires:

                            PATRICIA E. MARCONI, NOTARY PUBLIC
                               In And For The State Of Ohio
                            My Commission Expires February 15, 2006